EXHIBIT 10.1





                                FORMATION AGREEMENT

                            dated as of June 20, 1996

                                      among

                           CAPSTAR HOTEL INVESTORS, INC.

                                       and

              The Parties Identified on the Signature Pages Hereof

                          TABLE OF CONTENTS

                                                         Page
                                                         ----

ARTICLE I.    DEFINITIONS   . . . . . . . . . . . . . . .   2

ARTICLE II.   THE PLAN OF EXCHANGE    . . . . . . . . . . . 5
     2.1   Adoption   . . . . . . . . . . . . . . . . . . . 5
     2.2   The Exchange   . . . . . . . . . . . . . . . . . 5
     2.3   Effect of Exchange   . . . . . . . . . . . . . . 6
     2.4   Contribution of EquiStar Assets  . . . . . . . . 7
     2.5   General Authorization Regarding Documents  . . . 7
     2.6   Power of Attorney  . . . . . . . . . . . . . . . 7

ARTICLE III.  ALLOCATIONS   . . . . . . . . . . . . . . .   8
     3.1   Agreement Regarding Share Allocations . . .  .   8
     3.2   Special Adjustment for Organizational
             Capitalization . . . . . . . . . . . . . . .   8


ARTICLE IV.   REPRESENTATIONS AND WARRANTIES  . . . . . .   8
     4.1   Representations and Warranties of
           Certain Parties   . . . . . . . . . . . . . . .  8
           (a) Organization  . . . . . . . . . . . . . . .  8
           (b) Authority   . . . . . . . . . . . . . . . .  8
           (c) No Conflicts  . . . . . . . . . . . . . . .  8
           (d) Suits Affecting the Closing   . . . . . . .  9
           (e) Ownership of Interests  . . . . . . . . . . 10
           (f) Offering Memorandum   . . . . . . . . . . . 10
           (g) No Reliance   . . . . . . . . . . . . . . . 10
           (h) Investment Intent   . . . . . . . . . . . . 11
           (i) Restricted Securities   . . . . . . . . . . 11

     4.2   General Representations and Warranties of the
           Exchanging Entities and CHI . . . . . . . . . . 12
           (a) Organization  . . . . . . . . . . . . . . . 12
           (b) Authority   . . . . . . . . . . . . . . . . 12
           (c) No Conflicts  . . . . . . . . . . . . . . . 12
           (d) Suits Affecting the Closing   . . . . . . . 12
           (e) Brokers   . . . . . . . . . . . . . . . . . 13
           (f) Tax Classification  . . . . . . . . . . . . 13
     4.3   Specific Representations and Warranties
               of CHI  . . . . . . . . . . . . . . . . . . 13
           (a) CHI Common Stock  . . . . . . . . . . . . . 13
           (b) Investment Intent   . . . . . . . . . . . . 13
           (c) Control   . . . . . . . . . . . . . . . . . 13
     4.4   Representations and Warranties Exclusive. . . . 13



































                                        i



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                                                            Page
                                                            ----

ARTICLE V. COVENANTS AND ACKNOWLEDGMENTS. . . . . . . . . .  14
     5.1   Conduct of Business  . . . . . . . . . . . . . .  14
     5.2   Updated Information  . . . . . . . . . . . . . .  14
     5.3   Information for Filings  . . . . . . . . . . . .  14
     5.4   Agreements Related to Initial Public Offering  .  14
     5.5   Transfers Prior to Closing   . . . . . . . . . .  14
     5.6   Actions Required for Closing   . . . . . . . . .  15
     5.7   Characterization for Federal Income
             Tax Purposes . . . . . . . . . . . . . . . . .  15

ARTICLE VI.  INDEMNIFICATION  . . . . . . . . . . . . . . .  15
     6.1   General Indemnity  . . . . . . . . . . . . . . .  15
     6.2   Indemnity by CHI   . . . . . . . . . . . . . . .  15
     6.3   Survival of Representations and Warranties   . .  16
     6.4   Indemnification Procedures   . . . . . . . . . .  16
     6.5   Third Party Claims   . . . . . . . . . . . . . .  16
     6.6   Limitation on Liability  . . . . . . . . . . . .  17

ARTICLE VII. CONDITIONS TO CLOSING  . . . . . . . . . . . .  17
     7.1  General Closing Conditions  . . . . . . . . . . .  17
          (a) Accuracy of Representations and Warranties  .  18
          (b) Performance of Covenants  . . . . . . . . . .  18
          (c) Bankruptcy  . . . . . . . . . . . . . . . . .  18
          (d) No Orders   . . . . . . . . . . . . . . . . .  18
          (e) Other Third Party Consents  . . . . . . . . .  18
     7.2  Specific Closing Condition  . . . . . . . . . . .  18

ARTICLE VIII. THE CLOSING   . . . . . . . . . . . . . . . .  19
     8.1   Effective Time   . . . . . . . . . . . . . . . .  19
     8.2   Closing Executions and Deliveries  . . . . . . .  19

ARTICLE IX.   MISCELLANEOUS . . . . . . . . . . . . . . . .  20
     9.1   Parties to Agreement   . . . . . . . . . . . . .  20
     9.2   Captions, Etc  . . . . . . . . . . . . . . . . .  20
     9.3   Termination  . . . . . . . . . . . . . . . . . .  20
     9.4   Expenses   . . . . . . . . . . . . . . . . . . .  20
     9.5   GOVERNING LAW  . . . . . . . . . . . . . . . . .  21
     9.6   Further Action   . . . . . . . . . . . . . . . .  21
     9.7   Entire Agreement   . . . . . . . . . . . . . . .  21
     9.8   Counterparts   . . . . . . . . . . . . . . . . .  21
     9.9   Binding Effect   . . . . . . . . . . . . . . . .  21
    9.10   Third Party Beneficiaries  . . . . . . . . . . .  21
    9.11   Notices  . . . . . . . . . . . . . . . . . . . .  21

                               FORMATION AGREEMENT

    This Formation Agreement (the "Agreement"), dated as of June 20, 1996, is among CapStar Hotel Investors, Inc., a Delaware corporation ("CHI"), the Exchanging Entities, the Existing Owners, (as such terms are defined in Article
I), and the other parties identified on the signature pages hereof.

    WHEREAS, the parties to this Agreement wish to effect certain exchanges and other transactions on the terms and conditions set forth in this Agreement (collectively, the "Formation"), pursuant to which a reconstituted limited partnership in which CHI will be the sole general partner and CapStar LP Corporation, a wholly owned subsidiary of CHI ("CapStar LP Corp."), will be the initial limited partner (the "Operating Partnership") will succeed to the hotel ownership, hotel management and related business operations conducted previously by EquiStar Hotel Investors, L.P., a Delaware limited partnership ("EquiStar"), and CapStar Management Company, L.P., a Delaware limited partnership (the "Partnership");

    WHEREAS, the Exchanging Entities are the sole owners of Partnership Interests in EquiStar and the Partnership and will exchange such interests for shares of CHI Common Stock;

    WHEREAS, the parties have agreed that an aggregate of 6,004,321 shares of CHI Common Stock (the "Formation Shares") will be allocated to the Exchanging Entities; and

    WHEREAS, the Parties have agreed that 697,498 Formation Shares shall be allocated to the Partnership (the "Partnership Allocation"), and that the remaining Formation Shares shall be allocated to EquiStar (the "EquiStar Allocation"); and

    WHEREAS, concurrently with the Closing, certain of the Exchanging Entities will be liquidated, and the shares of CHI Common Stock allocated to such Exchanging Entities will be distributed to such Exchanging Entities' Existing Owners;

    NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

     For purposes of this Agreement, and except as may be otherwise specified in this Agreement, the following terms shall have the meanings indicated:

     "Business Day" shall mean a day, other than a Saturday or Sunday, on which
     --------------
commercial banks are open for business with the public in New York, New York.

     "CapStar LP Corp." shall mean CapStar LP Corporation, a Delaware
     ------------------
corporation and a wholly owned subsidiary of CHI.

     "CHI" shall mean CapStar Hotel Investors, Inc., a Delaware
     -----
corporation.

     "CHI Common Stock" shall mean the Common Stock, par value $.01 per share,
     ------------------
of CHI.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
     ------

     "Claim Notice" shall have the meaning set forth in Article VI.
     --------------

     "Closing" shall mean the closing of the Formation, as described in
     ---------
Article VIII.

     "Damage" shall have the meaning set forth in Article VI.
     --------

     "DGCL" shall mean the Delaware General Corporation Law.
     ------

     "Dispute Notice" shall have the meaning set forth in Article VI.
     ----------------

     "Effective Time" shall mean the date and time of the Closing, as more fully
     ----------------
described in Section 8.1.

     "Entities" shall mean the Partnership, EquiStar, the Exchanging Entities,
     ----------
CHI and CapStar LP Corp..

     "EquiStar" shall mean EquiStar Hotel Investors, L.P., a Delaware limited
     ----------
partnership.

     "EquiStar Allocation" *shall mean 5,306,823 Formation Shares, which shares
     --------------------
are to be issued by CHI in exchange for the Exchanging Entities' Partnership Interests in EquiStar.

     "Exchange" shall mean the transfer by the Exchanging Entities of their
     ---------
respective Partnership Interests to CHI in exchange for CHI Common Stock, pursuant to the Plan of Exchange.

     "Exchanging Entities" shall mean the following entities:
     ---------------------
     Acadia/EquiStar Partners, L.P., a Delaware limited partnership;
     New EquiStar Associates, L.L.C., a Delaware limited liability company; Cherwell Investors, Inc., a Delaware corporation;
     WMB Hotel Associates, L.L.C., a Delaware limited liability company; CapStar Executive Investors I, L.L.C., a Delaware limited liability company;
     Penobscot/CapStar Partners, L.P., a Delaware limited partnership;
     New Management Associates, L.L.C., a Delaware limited liability company; MC Investment Corporation, a Delaware corporation;
     CapStar Equity Associates, a Delaware general partnership;
     CapStar GP Corp., a Delaware corporation; and
     CapStar Executive Investors II, L.L.C., a Delaware limited liability company.

     "Existing Owners" shall mean a member or partner, general or limited, of a
     -----------------
Liquidating Entity, each such Existing Owner being identified as such on the signature pages hereto.

     "Existing Partnerships" shall mean the Partnership and EquiStar. Each of
     -----------------------
the Partnership and EquiStar is an "Existing Partnership."
                                   ----------------------

     "Formation" shall have the meaning set forth in the recitals to this
     -----------
Agreement. The Formation shall be effected through the Exchange and the other transactions described in this Agreement (including in the recitals to this Agreement). The Formation shall result in CHI's (or, as applicable, a subsidiary of CHI's) succession to the assets and liabilities of EquiStar and the Partnership.

     "Formation Shares" shall mean an aggregate of 6,004,321 shares of CHI
     ------------------
Common Stock, which shares are to be issued by CHI in exchange for the Exchanging Entities' Partnership Interests in the Existing Partnerships.

     "Governmental Body" shall mean any governmental or quasi-governmental
     -------------------
agency, authority, commission, board or other body.

     "Indemnified Party" shall have the meaning set forth in Article VI.
     -------------------

     "Indemnitor" shall have the meaning set forth in Article VI.
     ------------

     "Initial Public Offering" shall have the meaning set forth in*
     -------------------------
Section 7.2.

     "Liquidating Entities" shall mean the following Exchanging Entities:
     ----------------------

          Acadia/EquiStar Partners, L.P.;
          New EquiStar Associates, L.L.C.;
          Penobscot/CapStar Partners, L.P.;
          New Management Associates, L.L.C.; and
          CapStar Equity Associates

     "Offering Memorandum" shall mean the Confidential Offering Memorandum of
     ---------------------
CHI dated June 20, 1996, relating to the Formation, together with the exhibits and other attachments to such Memorandum.

     "Operating Partnership" shall mean CapStar Management Company, L.P., a
     -----------------------
Delaware limited partnership, after the Effective Time and the amendment and restatement of the such partnership's Agreement of Limited Partnership, as contemplated in Section 2.6(d).

     "Order" shall mean any order, injunction, decree, writ, judgment,
     -------
determination or award of any court, arbitrator or Governmental Body.

     "Ownership Interest" shall mean the ownership interest of an Existing Owner
     --------------------
in a Liquidating Entity. Set forth on Exhibit B hereto is a list of owners of Ownership Interests in each Liquidating Entity.

     "Partnership" shall mean CapStar Management Company, L.P., a Delaware
     -------------
limited partnership, prior to the Effective Time and the amendment and restatement of its Agreement of Limited Partnership, as contemplated by Section 2.6(d).

     "Partnership Allocation" shall mean 697,498 Formation Shares, which shares
     ------------------------
are to be issued by CHI in exchange for the Exchanging Entities' Partnership Interests in the Partnership.

     "Partnership Interest" shall mean the ownership interests of an Exchanging
     ----------------------
Entity in an Existing Partnership, as set forth in the respective Limited Partnership Agreements of the Existing Partnerships. Set forth on Exhibit A hereto is a list of owners of Partnership Interests in each Existing Partnership.

     "Permit" shall mean any permit, license, authorization, approval,
     --------
certification, franchise or other right issued by any Governmental Body.

     "Person" shall mean any individual, corporation, partnership, joint
     --------
venture, business association, trust or other business entity.

     "Plan of Exchange" shall mean the Plan of Exchange set forth in Sections
     ------------------
2.2 through 2.6, inclusive.

     "Registration Rights Agreement" shall mean the Registration Rights
     -------------------------------
Agreement substantially in the form of Exhibit C.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
     ----------------

                                   ARTICLE II.

                              THE PLAN OF EXCHANGE
                              -------------------

     2.1 Adoption. By its execution and delivery of this Agreement, each
         ---------
Exchanging Entity hereby adopts the Plan of Exchange set forth below in this
Article II. In addition, each Exchanging Entity that is the holder of a Partnership Interest in the Partnership, hereby consents to and approves the prior transfers contemplated by Sections 2.2(a) and (b) hereof and agrees that upon the transfer contemplated by the first sentence of Section 2.2(b), CHI shall become the sole general partner of the Partnership. Each Exchanging Entity hereby gives such other consents, waivers or approvals as may be necessary under the terms of the agreement of limited partnership of the Existing Partnership in which it owns a Partnership Interest to permit each other partner of such Existing Partnership to consummate the transactions contemplated by this Agreement. By its execution and delivery of this Agreement, each Existing Owner hereby irrevocably approves of and irrevocably consents to the Plan of Exchange.

     2.2 The Exchange.
         ------------

         (a) Preliminary Transactions. Immediately prior to the Effective Time
             -------------------------
and the consummation of the transactions contemplated by Section 2.2(b), CapStar Executive Investors II, L.L.C. shall contribute its Partnership Interest in the Partnership to CHI in exchange for the issuance to it by CHI at the Effective Time of shares of CHI Common Stock representing that percentage of the Partnership Allocation (rounded to the nearest full share) as is set forth beside such Exchanging Entity's name on Exhibit A. Also, immediately prior to the Effective Time and the consummation of the transactions contemplated by
Section 2.2(b) (but after the contribution of the Partnership Interest described in the first sentence of this Section 2.2(a)), CHI shall transfer to CapStar LP Corp., as a capital contribution, the Partnership Interest in the Partnership contributed to CHI pursuant to the first sentence of this Section 2.2(a).

         (b) Pre-Effective Time Transactions. Immediately prior to the Effective
             --------------------------------
Time (but following the contribution of the Partnership Interest described in Section 2.2(a)), (i) the Partnership Interest of each Exchanging Entity holding a Partnership Interest in the Partnership (a "Partnership Exchanging Entity") (other than CapStar Executive Investors II, L.L.C.) shall be contributed to CHI in exchange for the issuance by CHI at the Effective Time of the number of shares of CHI Common Stock representing that percentage of the Partnership Allocation (rounded to the nearest full share) set forth beside the name of such Partnership Exchanging Entity on Exhibit A, and (ii) the Partnership Interest of each Exchanging Entity holding a Partnership Interest in EquiStar (an "EquiStar Exchanging Entity") shall be contributed to CHI in exchange for the issuance by CHI at the Effective Time of the number of shares of CHI Common Stock representing that percentage of the EquiStar Allocation (rounded to the nearest full share) set forth beside the name of such EquiStar Exchanging Entity on Exhibit A.

         (c) Effective Time Transactions. At the Effective Time (and immediately
             ----------------------------
following the contribution of the Partnership Interests described in Section 2.2(b)), CHI shall issue to each Exchanging Entity that is not a Liquidating Entity and to the Existing Owners of each Liquidating Entity the shares of CHI Common Stock contemplated by Sections 2.2(a) and (b). The shares of CHI Common Stock to be issued in exchange for the Partnership Interest of each Exchanging Entity that is a Liquidating Entity shall be issued to the Existing Owners of such Liquidating Entity in connection with the liquidation of such Liquidating Entity. Set forth beside the name of each Existing Owner on Exhibit B is the percentage of the Formation Shares which are allocated to the Liquidating Entity in which it is an Existing Owner which are to be issued to such Existing Owner (except that with respect to the Existing Owners of Acadia/EquiStar Partners L.P., Exhibit B indicates the method by which the Formation Shares which are allocated to such Liquidating Entity are to be allocated among such Existing Owners).

    2.3  Effect of Exchange. At the Effective Time, as a result of the
         -------------------
transactions contemplated by Section 2.2 hereof:

         (a) CHI shall be the sole general partner of the Partnership and CapStar LP Corp. shall be the sole limited partner of the Partnership;

         (b) EquiStar shall be immediately dissolved, wound up and terminated and CHI, as the sole holder of Partnership Interests of such Existing Partnership prior to such dissolution winding up and termination, shall hold by automatic succession under operation of law all rights, titles and interests to all tangible and intangible property and assets owned by EquiStar. Such tangible or intangible property and assets shall be vested in CHI without reversion or impairment, without the need or requirement of further act or deed, subject only to existing liens and other encumbrances thereon. In addition, through the Exchange, the other transactions contemplated hereby and such dissolution, winding up and termination, CHI shall be liable for the liabilities and obligations of EquiStar; and

         (c) Each of the Liquidating Entities shall be dissolved, wound-up and terminated and as a result thereof each Existing Owner shall receive the number of shares of CHI Common Stock corresponding to the percentage set forth beside such Existing Owner's name on Exhibit B as a liquidating distribution in connection with the dissolution and winding-up of the Liquidating Entities.

    2.4  Contribution of EquiStar Assets. Immediately after the Effective Time,
         --------------------------------
CHI shall cause all assets and properties previously owned by EquiStar (along with all liabilities of EquiStar) to be contributed, transferred and assigned to the Operating Partnership. As a result of the contributions, transfers and assignments described in this Section 2.4, immediately following the Effective Time, the Operating Partnership shall possess all assets and liabilities held by EquiStar immediately prior to the Effective Time.

    2.5  General Authorization Regarding Documents. At and after the Effective
         ------------------------------------------
Time, each of the parties to this Agreement agrees to execute and deliver such instruments, agreements and other documents, if any, as CHI determines to be necessary or appropriate to effect this Plan of Exchange.

    2.6  Power of Attorney. Each of the parties to this Agreement hereby
         ------------------
irrevocably makes, constitutes and appoints CHI (acting alone, with full power of substitution and resubstitution) as its or his or her true and lawful attorney to make, execute, consent to, acknowledge, swear to, deliver, record, or file any certificate or other instrument, agreement or document that CHI, EquiStar, any of the Exchanging Entities, or such other party may be required to file in connection with or as a result of the Exchange and the other transactions contemplated hereby under the applicable laws of any jurisdiction or that CHI determines to be necessary or appropriate to effect or reflect the transfers occasioned by this Plan of Exchange and the other transactions contemplated hereby. The grant of the power of attorney in this Section 2.6 is coupled with an interest, is irrevocable and shall survive death, legal incompetency, disability, dissolution, termination or bankruptcy of the grantor.

    Without limiting the foregoing, at and after the Effective Time, CHI may so execute and deliver any and all documents necessary or appropriate to reflect
(a) CHI's ownership of any property, interests and rights owned immediately prior to the Formation by EquiStar, (b) the contribution by CHI to the Operating Partnership of any or all property owned, interests and rights immediately prior to the Formation by EquiStar, (c) the dissolution, winding up and termination of EquiStar and the Liquidating Entities, and (d) the adoption of an Amended and Restated Agreement of Limited Partnership of the Operating Partnership and the ownership of Partnership Interests therein to CHI and CapStar LP Corp.

                                  ARTICLE III.

                                   ALLOCATIONS
                                   -----------

    3.1  Agreement Regarding Share Allocations. Each Exchanging Entity and
         --------------------------------------
Existing Owner has carefully reviewed Exhibits A and B, and by executing and
                                      ----------     -
delivering this Agreement hereby irrevocably consents thereto, subject to the provisions of Section 3.2 hereof.

    3.2  Special Adjustment for Organizational Capitalization. Cherwell
         -----------------------------------------------------
Investors, Inc., which owns 100 shares of CHI Common Stock as of the date of this Agreement for which it paid $100, hereby agrees to accept 100 fewer shares of CHI Common Stock in the Formation than would otherwise be issued to it pursuant to Exhibit A.
            ---------

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                         -----------------------------

    4.1  Representations and Warranties of Certain Parties. Each Exchanging
         --------------------------------------------------
Entity, severally, as to itself, and each Existing Owner, severally, as to itself, hereby represents and warrants as follows:

         (a) Organization. Such Person, if not an individual, is a corporation,
             -------------
limited liability company or partnership duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation.

         (b) Authority. Such Person has the requisite power and authority to
             ----------
execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby to be consummated by him, her or it, as applicable. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, company, partnership or other applicable action on the part of such Person, if not an individual. This Agreement constitutes the legal, valid and binding agreement of such Person, enforceable against such Person in accordance with its terms.

         (c) No Conflicts. Except for such consents, notices and other actions
             -------------
as have been obtained or will be obtained at or prior to the Closing, the execution, delivery and performance of this Agreement by such Person do not violate any provision of the articles of incorporation, bylaws, agreement of partnership or agreement of limited liability company (each if and as applicable) of such Person or any applicable law, rule, regulation, order or comparable requirement.

         (d) Suits Affecting the Closing. No suit, action or other legal or
             ----------------------------
administrative proceeding has been instituted, or claim or demand made, against such Person seeking to restrain or prohibit any portion of the Formation or that questions the validity or legality of any portions of the Formation. Such Person has no knowledge of any actual or pending litigation or proceeding against it with respect to or against its Partnership Interest or Ownership Interests in any Existing Partnership or Liquidating Entity (as applicable to each).

         (e) Ownership of Interests. (i) If an Exchanging Entity, such
             -----------------------
Exchanging Entity is the record and beneficial Owner of a Partnership Interest in the Existing Partnership identified in Exhibit A and now owns and immediately prior to the contribution of such equity interest to CHI pursuant to Section 2.2 will own such equity interests free and clear of all liens, claims and encumbrances. To the knowledge of each Exchanging Entity that is a general partner of an Existing Partnership, no Person who is not listed on Schedule A owns or asserts ownership of any Partnership Interest or any warrants, options or other equity interests in the Existing Partnership of which it is the general partner. Each Exchanging Entity hereby waives any claim to record or beneficial ownership of any Partnership Interest, warrants, options or other equity interests in any Existing Partnership other than the ownership set forth for such Exchanging Entity in Exhibit A.

          (ii) If an Existing Owner, such Existing Owner is the record and beneficial owner of the equity interests in the Liquidating Entities described with respect to such Existing Owner and now owns and immediately prior to the Closing will own such equity interests free and clear of all liens, claims and encumbrances. To the knowledge of each Existing Owner that is a general partner of a Liquidating Entity, no Person who is not listed on Schedule B owns or asserts ownership of any Ownership Interests in the Liquidating Entity of which it is a general partner, or any warrants, options or other equity interests in any the Liquidating Entity. Each Existing Owner hereby waives any claim to record or beneficial ownership of Ownership Interests, warrants, options or other equity interests in any of the Liquidating Entities other than the ownership set forth for such Existing Owner in Exhibit B.

         (f) Offering Memorandum. Such Person has received and carefully
             --------------------
reviewed the Offering Memorandum, INCLUDING THE SECTIONS THEREOF CAPTIONED "RISKS FACTORS" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," the historical financial statements of certain of the Existing Partnerships contained therein, the historical and pro forma financial statements of CHI contained herein, and such other documents and information relating to CHI and the other Entities as such Person has requested. Such Person has had an opportunity to ask questions of, and has received satisfactory answers from, the management of CHI and the other Entities concerning their businesses, financial condition, prospects and the terms and conditions of the Formation. Such Person is familiar with and understands the terms of the offering, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the securities to be issued to it in the Formation.

         (g) No Reliance. Such Person acknowledges that (i) the transaction
             ------------
contemplated by this Agreement involve complex tax consequences for such Person (including its partners or members) and such Person is relying solely on the advice of their own tax advisors in evaluating such consequences, (ii) neither CHI, the Existing Partnerships nor the Operating Partnership has made (or shall be deemed to have made) any representations or warranties as to the tax consequences or other economic considerations of the transactions contemplated hereby to such Person (or to its partners or members) Such Person remains solely responsible for considering and assessing all tax matters relating to itself (and its partners or members) and has relied on the advice of, or has consulted with, its own professional advisors with respect thereto.

         (h) Investment Intent. Such Person was not formed for the purpose of
             ------------------
participating in the Formation and is acquiring the CHI Common Stock, if any, to be issued to such Person in the Formation for investment and not with a view to the distribution thereof except in compliance with the Securities Act and any applicable state securities laws. Without limiting the foregoing, such Person (other than a Liquidating Entity) is not under a binding commitment to sell or otherwise dispose of the CHI Common Stock to be received in the Formation and has no plan to sell or otherwise dispose of such CHI Common Stock for a period of at least one year from the Effective Time; provided, however, that shares of
                                              ------------------
CHI Common Stock may be pledged to secure (x) the indebtedness of any Exchanging Entity or Existing Owner outstanding on the date hereof and currently secured by such Exchanging Entity's Partnership Interest or such Existing Owner's Ownership Interest, or (y) any refinancing subsequent to the date hereof of any indebtedness described in clause (x) hereof; provided, further, that an
                                             ------------------
aggregate of up to 2,500,000 Formation Shares (but in no event more Formation Shares than will represent in the aggregate 19.9% of the outstanding shares of CHI Common Stock immediately following the IPO closing) may be sold by parties hereto in a public offering registered together with the IPO.

             (i)  Restricted Securities. Such Person understands and agrees
                  ----------------------
that (i) the shares of CHI Common Stock, if any, to be issued to such Person in the Formation will be "restricted securities" within the meaning of the Securities Act, (ii) the holding period applicable to such shares under Rule 144 under the Securities Act will not begin earlier than the Effective Time, and may not begin until the "purchase price" of such shares is paid in full,
(iii) in the absence of a registration statement filed pursuant to the Registration Rights Agreement or otherwise in accordance with the Securities Act and applicable state securities laws, or an exemption from the registration requirements of such securities laws, such shares or units may not be offered or sold to any Person and (iv) such certificate representing such shares or units will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION."

Such Person understands that an investment in the securities to be received by such Person in the Formation involves a high degree of risk. Such Person is able to bear the economic risks of such investment for an indefinite period of time and has no current need for liquidity in such investment. Such Person further understands that the Company is relying upon representations and warranties of such Person set forth herein in proceeding with the transactions contemplated hereby and that the Company will make certain representations to the underwriters in the Initial Public Offering in reliance on the representation and warranties of such Person set forth herein.

    4.2 General Representations and Warranties of the Exchanging Entities and
        --------------------------------------------------------------------
CHI. Each of the Exchanging Entities hereby represents and warrants to CHI with
- ----
respect to the Existing Partnership in which it owns a Partnership Interest, each of the Existing Owners that is a general partner or managing member of a Liquidating Entity hereby represents and warrants to CHI with respect to such Liquidating Entity, and CHI hereby represents and warrants to the Exchanging Entities and the Existing Owners, with respect to itself, as follows:

         (a) Organization. Such Entity is a corporation, limited liability
             -------------
company or partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

         (b) Authority. Such Entity has the requisite corporate, company or
             ----------
partnership power and authority (i) to own and operate its properties, (ii) to carry on its business as now conducted and as currently proposed to be conducted and (iii) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby to be performed by it. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby to be performed by it have been duly and validly authorized by all necessary corporate or partnership action on the part of such Entity. This Agreement constitutes the legal, valid and binding agreement of such Entity, enforceable against such entity in accordance with its terms.

         (c) No Conflicts. The execution, delivery and performance of this
             -------------
Agreement by such Entity do not violate any provision of the articles or certificate of incorporation, by-laws, limited liability company agreement or partnership agreement (as applicable) of such Entity or any applicable law, rule, regulation, Order or comparable requirement, which violation would have a material adverse effect on the business, financial condition or results of operations of CHI on a consolidated basis (giving effect tot the Formation on a pro forma basis).

         (d) Suits Affecting the Closing. No suit, action or other legal or
             -------------------------------
administrative proceeding has been instituted, or claim or demand made, against such Entity seeking to restrain or prohibit any portion of the Formation or that questions the validity or legality of any portion of the Formation.

         (e) Brokers. No commission or other brokerage fees are owing in
             --------
connection with the transactions contemplated hereby arising from the acts or omissions of such Exchanging Entity.

         (f) Tax Classification. With respect to each Existing Partnership, for
             -------------------
the period of its existence (through the Effective Time), such entity has been properly classified as a partnership for federal income tax purposes. Each Existing Partnership has paid all income taxes to which it is subject, except where the failure to so pay would not have a material adverse effect on the business, financial condition or results of operations of CHI on a consolidated basis (giving effect to the Formation on a pro forma basis).

    4.3 Specific Representations and Warranties of CHI. CHI hereby represents
        -----------------------------------------------
and warrants to the Exchanging Entities and the Existing Owners as follows:

         (a) CHI Common Stock. When issued and delivered at the Closing in
             -----------------
accordance with this Agreement, the Formation Shares to be issued at the Effective Time will be duly authorized, validly issued, fully paid and nonassessable and, free of any preemptive or other similar rights of any Person.

         (b) Investment Intent. CHI is accepting the Partnership Interests to be
             ------------------
received by it in the Exchange for its own account, for investment and not with a view to the sale or distribution thereof.

         (c) Control. CHI has no plan or intent to issue additional CHI Common
             --------
Stock or shares of stock of a different class in CHI, such that the parties receiving CHI Common Stock pursuant to the Formation, and the Initial Public Offering would no longer satisfy the control requirement of Code Sections 35 1(a) and 368(c).

    4.4 Representations and Warranties Exclusive. EACH PARTY (INCLUDING CHI)
        -----------------------------------------
ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE IV AND IN THE DOCUMENTS TO BE EXECUTED AND DELIVERED AT THE CLOSING, THE OTHER PARTIES

HAVE MADE NO REPRESENTATION OR WARRANTY REGARDING THE FORMATION OR ITS CONSTITUENT TRANSACTIONS, AND SUCH FORMER PARTY IS NOT RELYING ON ANY OTHER REPRESENTATION OR WARRANTY MADE BY ANY PERSON ACTING ON ANY OTHER PARTY'S BEHALF. EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE IV AND IN THE DOCUMENTS TO BE EXECUTED AND DELIVERED AT THE CLOSING, EACH PARTY (INCLUDING CHI) ACKNOWLEDGES THAT THE FORMATION AND ITS CONSTITUENT TRANSACTIONS WILL OCCUR ON AN "AS IS, WHERE IS" BASIS.

                                   ARTICLE V.

                          COVENANTS AND ACKNOWLEDGMENTS
                          ----------------------------

    5.1 Conduct of Business. Except as contemplated by the Offering Memorandum
        --------------------
or this Agreement, between the date of this Agreement and the Closing each Liquidating Entity shall conduct its business in the ordinary course, substantially consistent with past practice.

    5.2 Updated Information. Each party covenants to immediately notify the
        --------------------
other parties if any representation or warranty made by such party in Article IV
                                                                      ---------
becomes, or will become, untrue before the Effective Time.

    5.3 Information for Filings. Each party shall furnish the other parties
        ------------------------
hereto with all information concerning such party as may be required for inclusion in any application or filing required to be made by such other party with any Governmental Body in connection with the Formation.

    5.4 Agreements Related to Initial Public Offering. Each party hereby
        ----------------------------------------------
irrevocably consents and agrees that (i) its name may be disclosed in a registration statement proposed to be prepared and filed by CHI in connection with the Initial Public Offering, (ii) any information provided pursuant to this Agreement to CHI, or representations and warranties made herein by any party, may be disclosed in such registration statements, (iii) to the extent required by federal or other applicable securities laws, a copy of this Agreement (and any and all amendments and exhibits hereto) may be attached as an exhibit to such registration statements and (iv) that the underwriters in the Initial Public Offering may rely upon, and shall be deemed a beneficiary of the representations and warranties of such party contained herein. In addition, each party agrees to supply such additional information regarding its financial condition, results of operations, cash flows and equity ownership as CHI may reasonably require in connection with the Initial Public Offering, including for use in the completion of any audits required in connection with the Initial Public Offering.

    5.5 Transfers Prior to Closing. Except as contemplated by the Offering
        ---------------------------
Memorandum, this Agreement or in connection with a pledge by certain or all of the Existing Owners of their Ownership Interests in any Liquidating Entity, each Exchanging Entity and each Existing Owner hereby agrees that, between the date of this Agreement and the Closing (or, in the case of each Exchanging Entity, the time of the contribution of its Partnership Interest to CHI pursuant to
Section 2.2 hereof), such Exchanging Entity or Existing Owner, as the case may be, shall not sell, transfer or assign, directly or indirectly or as collateral, to any Person any equity interest in any Existing Partnership or Liquidating Entity.

    5.6 Actions Required for Closing. Each party agrees to take all reasonable
        -----------------------------
actions within its control to cause the conditions to the consummation of the Formation set forth in Article VI to be satisfied; provided, however, that
                                                   ------------------
nothing in this Section 5.6 shall obligate CHI to consummate the Initial Public Offering if in CHI's sole discretion the terms thereof are not satisfactory to CHI.

    5.7 Characterization for Federal Income Tax Purposes. Each party receiving
        -------------------------------------------------
CHI Common Stock pursuant to the Plan of Exchange acknowledges that such exchanges, together with the issuance of CHI Common Stock pursuant to the Initial Public Offering, are intended to collectively constitute transactions qualifying under Section 35 1 of the Code. Each of such parties agrees to report the transactions contemplated by this Agreement consistent with the provisions of such section and the Treasury Regulations promulgated thereunder and not to take any action that would cause such transactions not so to qualify.

                                   ARTICLE VI.

                                 INDEMNIFICATION
                                 --------------

    6.1 General Indemnity. From and after the Closing, each party making a
        ------------------
representation or warranty in Article IV (the "Indemnitor") shall indemnify each party to whom he, she or it makes such representation or warranty (including each underwriter in the Initial Public Offering) (and, in the case of any indemnity benefitting CHI, any officer, director and control person of CHI (within the meaning of Section 15 of the Securities Act)) (the "Indemnified Parties"), from and against any and all liabilities, costs, losses, lawsuits, damages and expenses, whether or not arising out of third-party claims (including, without limitation, interest and penalties), and all amounts paid in defense or settlement thereof (collectively, "Damage"), arising out of, resulting from or incident to, any breach of such representation or warranty.

    6.2 Indemnity by CHI. From and after the Closing, CHI, for itself and its
        -----------------
successors and assigns (the "Indemnitor"), shall indemnify each Existing Owner and each Existing Owner's partners, owners, subsidiaries and affiliates, and each of their respective officers, directors, employees, shareholders, partners, agents, representatives and advisors (collectively, the "Indemnified Parties") from and against any and all Damage arising solely out of third-party claims and resulting from the Formation or any one or more of its constituting transactions (but in either case excluding (i) any taxes payable by an Indemnified Party as a result of the Formation, (ii) costs and expenses expressly stated herein to be borne or paid by such Indemnified Party and (iii) other amounts that such Indemnified Party in this Agreement or otherwise has agreed to pay); provided,
                                                                     --------
however, that this Section 6.2 shall not create rights to indemnity in favor of
- --------
an Indemnified Party for a matter (a) in respect of which such Indemnified Party is in breach of a representation or warranty made by him, her or it, as applicable, in Article IV (or would so be in breach but for (i) the
                                                    -------
qualification of such representation or warranty as to knowledge or (ii) the expiration and termination of such representation or warranty pursuant to
Section 6.3) or (b) in respect of which such Indemnified Party was grossly negligent or engaged in willful misconduct.

    For purposes of this Section 6.2, a "third-party claim" shall mean a claim alleged or asserted by any Person or Persons other than (w) an Existing Owner,
(x) a Liquidating Entity or any other party to this agreement, and (y) a direct or indirect partner, member, stockholder or affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing.

    6.3 Survival of Representations and Warranties. It is the express intention
        -------------------------------------------
and agreement of the parties that the representations and warranties set forth in Article IV shall survive the consummation of the Formation for a period of one year, except that the representation and warranty (a) set forth in Section 4.2(e) shall survive for the applicable limitations period, and (b) set forth in
Section 4.1(e) shall survive indefinitely. At the expiration of the applicable period such representations and warranties shall expire and be terminated and extinguished forever, except with respect to claims asserted pursuant hereto (subject to the limitations of Section 6.6) by written notice at any time within one year from the Closing. Any written notice given within such one-year period must set forth specifically the nature and details of the claim.

    6.4 Indemnification Procedures. If any Indemnified Party seeks
        ---------------------------
indemnification hereunder then it shall give the applicable Indemnitor a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claims for indemnification hereunder and the amount or method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based; provided, however, that failure to give
                                         ------------------
such notice shall not relieve the Indemnitor of its obligations hereunder. The Indemnitor shall have thirty (30) days after the giving of any Claim Notice pursuant hereto to (a) agree to the amount or method of determination set forth in the Claim Notice and pay such amount or method of determination set forth in the Claim Notice and pay such amount to the Indemnified Party in immediately available funds, or (b) provide the Indemnified Party with notice that it disputes the amount or method of determination set forth in the Claim Notice (the "Dispute Notice"). Within fifteen (15) days after the giving of the Dispute Notice, a representative of the Indemnitor and a representative of the Indemnified Party shall negotiate in a bona fide attempt to resolve the matter. If the dispute is not resolved within thirty (30) days of the giving of the Dispute Notice, then the parties shall be free to pursue whatever remedies are available to them at law or equity.

    6.5 Third Party Claims. If a claim by a third person is made against an
        -------------------
Indemnified Party, and if such party intends to seek indemnity with respect thereto under this Article VI, then such Indemnified Party shall promptly notify the applicable Indemnitor in writing of such claim, setting forth such claim in reasonable detail. The Indemnitor shall have ten (10) days after receipt of such notice to elect to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided,
                                                                   --------
however, that the Indemnified Party may participate in such settlement or
- --------
defense through counsel chosen by such Indemnified Party; provided, further,
                                                          -----------------
however, that if in the reasonable judgment of the Indemnified Party there
- --------
exists a conflict between the Indemnified Party and the Indemnitor, then the Indemnitor shall bear all costs and expenses of the Indemnified Party's separate counsel of choice. So long as the Indemnitor is reasonably contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim without the consent of the Indemnitor. If the Indemnitor does not notify the Indemnified Party within ten (10) days after receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, then the Indemnified Party shall have the right to contest, settle or compromise the claim and shall be entitled to indemnification for all fees, costs and expenses incurred in connection therewith. The Indemnitor shall not, except with the consent of each Indemnified Party, enter into any settlement that does not include as an unconditional term thereof the giving by the person or persons asserting such claim to all Indemnified Parties of an unconditional release from all liability with respect to such claim or consent to entry of any judgment. The Indemnitor shall not be liable for Damages relating to any settlement entered into without the Indemnitor's consent.

    6.6 Limitation on Liability. Notwithstanding anything to the contrary
        ------------------------
contained in this Agreement or otherwise, except as otherwise provided in this
Section 6.6, the liability of an Existing Owner for the breach of any representation or warranty and for any indemnification obligation arising from any such breach shall be limited solely to the product of (x) the number of shares of CHI Common Stock to be received by such Person in the Formation and
(b) the per share price to public paid by purchasers in the Initial Public Offering. The parties hereto acknowledge and agree that no party shall have recourse against any of the general partners of any Exchanging Entities or any Existing Owner or against any of the assets of any of the general partners of any Exchanging Entities or any Existing Owner with respect to the liabilities and obligations of any Exchanging Entities or any Existing Owner hereunder or in connection herewith.

                                  ARTICLE VII.

                              CONDITIONS TO CLOSING
                              --------------------

    7.1 General Closing Conditions. The obligation of a party to consummate the
        ---------------------------
Formation is subject to the satisfaction at or prior to the Closing of each of the following conditions, any one or more of which may be waived in whole or part by such party:

        (a)  Accuracy of Representations and Warranties. Each of the
             -------------------------------------------
representations and warranties of the other parties contained in Article IV shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such time, except where the failure of the same to be true and correct would not have a material adverse effect on the business, financial condition or results of operation of CHI on a consolidated basis, giving pro forma effect to the Formation.

        (b) Performance of Covenants. Each other party shall have performed and
            -------------------------
complied in all material respects with each covenant and agreement contained in this Agreement that is required to be performed or complied with by such other party on or prior to the Closing, except where the failure of the same to be so performed or complied with would not have a material adverse effect on the business, financial condition or results of operation of CHI on a consolidated basis, giving pro forma effect to the Formation.

        (c)  Bankruptcy. No other party will have filed a voluntary petition in
             -----------
bankruptcy, and no involuntary petition in bankruptcy will have been filed against any other party that is not controverted within ten Business Days, or dismissed within 60 days, after commencement.

        (d)  No Orders. There will not be issued and in effect at the Closing
             ----------
any Order restraining, prohibiting or delaying consummation of the Formation.

        (e)  Other Third Party Consents. Each other party will have obtained all
             ---------------------------
material consents, authorizations and approvals from all Governmental Bodies and other Persons required to be obtained by such other party for the consummation of the Formation, except where the same would not have a material adverse effect on the business, financial condition or results of operation of CHI on a consolidated basis, giving pro forma effect to the Formation.

    7.2 Specific Closing Condition. The obligation of a party to consummate the
        ---------------------------
Formation is subject to the condition that on or about the Effective Time, CHI shall have consummated an initial public offering of CHI Common Stock resulting in gross proceeds to CHI of not less than $100 million (the "Initial Public Offering").

                                ARTICLE VIII.

                                 THE CLOSING
                                 ----------

    8.1 Effective Time. Unless this Agreement is terminated before the Closing
        ---------------
pursuant to Section 9.3, the Closing of the Exchange and, except as expressly provided below, the other transactions constituting the Formation, will occur at the same date and time (the "Effective Time") as the closing of the Initial Public Offering. The transfers described in Sections 2.2(a) shall become effective immediately prior to the transfers described in Section 2.2(b), which shall in turn become effective immediately prior to the Effective Time.

    8.2 Closing Executions and Deliveries. At the Closing:
        ----------------------------------

        (a) CHI shall issue to each Exchanging Entity and each Existing Owner receiving CHI Common Stock in the Formation a certificate or certificates for the number of shares of CHI Common Stock to be issued to such Exchanging Entity or Existing Owner in accordance with Exhibits A or B, as applicable, each bearing the legends set forth in Section 4.1 (i). Absent any mutually satisfactory other arrangement, each such certificate, duly executed, shall be delivered to such Existing Owner at the Closing, or, if its, his or her representative does not attend the Closing, to its or his or her address shown on the signature pages to this Agreement.

        (b) Each of CHI, CapStar Executive Investor I, L.L.C., CapStar Executive Investor II, L.L.C., CapStar GP Corp., WMB Hotel Associates, L.L.C., and the Existing Owners shall execute and deliver the Registration Rights Agreement.

        (c) CHI shall execute, for filing with the Secretary of State of the State of Delaware, a certificate of cancellation with respect to EquiStar and a certificate of amendment with respect to the Operating Partnership. CHI, as attorney in fact for each Existing Owner, shall execute, for filing with the Secretary of State of the State of Delaware, a certificate of cancellation, dissolution, termination or other appropriate document with respect to each Liquidating Entity.

        (d) CHI shall execute and deliver such instruments of transfer as shall be necessary to evidence the contributions to capital to be made by it pursuant to this Agreement.

                                   ARTICLE IX.

                                  MISCELLANEOUS
                                  ------------

    9.1 Parties to Agreement. Notwithstanding the Persons listed on the
        ---------------------
signature pages hereto, all references herein to "the parties," i.e., the parties to this Agreement, refer only to those Persons who have executed and delivered this Agreement.

    9.2 Captions, Etc. The Article and Section headings in this Agreement are
        --------------
for convenience of reference only and shall not affect the construction of this Agreement. All references in this Agreement to Articles, Sections and Exhibits refer to the Articles, Sections and Exhibits of this Agreement, respectively, unless the context requires otherwise. All references to a party or parties refer to a party or parties to this Agreement, unless the context otherwise requires. All uses of the word "including" shall be construed to mean "including, without limitation."

    9.3 Termination. If the Closing has not occurred by March 31, 1997, then
        ------------
this Agreement shall terminate automatically, without any further act or instrument. CHI may terminate this Agreement at any time by notice given to the other parties if it determines in its sole discretion that the Initial Public Offering may not be consummated on terms satisfactory to it.

    9.4 Expenses. CHI shall be responsible for any documentary transfer taxes
        ---------
and any sales, use or other taxes (other than income taxes), escrow fees, recording, transfer or filing fees (and any deficiency, interest or penalty asserted with respect thereto) incurred in connection with the transfers made by each Exchanging Entity in the Formation.

    Each party to this Agreement shall pay its own legal, accounting and other professional fees and expenses in connection with the preparation and negotiation of this Agreement and the Registration Rights Agreement.

    With respect to all other fees, expenses and costs not provided for above in this Section 9.4, the parties agree to in good faith determine the beneficiary or beneficiaries thereof and allocate responsibility for such fees, expenses and costs accordingly.

    The provisions of this Section 9.4 shall survive any termination of this Agreement.

                                                                              2O

    9.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
        --------------
ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PRINCIPLE OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

    9.6 Further Action. The parties hereto agree to execute such documents and
        ---------------
certificates and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and consummate the Formation and its constituent transactions. Without limiting the foregoing, to the extent that the consummation of the Formation or any constituent transaction thereof or hereof requires a consent or approval of, or a waiver by, a party to this Agreement, then this Agreement constitutes such consent, approval or waiver (all of which shall be irrevocable).

    9.7 Entire Agreement. This Agreement and the Exhibits hereto supersede any
        -----------------
other agreements, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby. This Agreement and the Exhibits hereto constitute the entire agreement among the parties with respect to the subject matter of this Agreement, and there are no agreements, commitments, representations, warranties or covenants relating thereto except as expressly set forth herein.

    9.8 Counterparts. This Agreement may be executed in two or more
        -------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

    9.9 Binding Effect. This Agreement will be binding upon and inure to the
        ---------------
benefit of the parties hereto and their respective successors and assigns. CHI may, on or after the Effective time, assign as collateral its rights under this Agreement as security for its obligations under a credit agreement contemplated to be entered into among CHI and certain lenders; each other party hereby agrees with and consents to any such assignment as collateral.

    9.10 Third Party Beneficiaries. Nothing in this Agreement is intended or
         --------------------------
should be construed to give any person, other than the parties hereto, any legal or equitable fight, remedy or claim under or in respect of this Agreement or any provision of this Agreement.

    9.11 Notices. Any notice or other communication required or permitted under
         --------
this Agreement shall be by facsimile actually received or in writing and mailed by certified or registered mail, return receipt requested, postage prepaid. Any such notice shall be deemed given upon its receipt at the following addresses:

         (a) If to CHI:

                    1010 Wisconsin Avenue, N.W.
                    Washington, D.C. 20007
                    Attention: President
                    Fax: (202) 965-4445

         (b) If to any other party, at the address of such party given by written notice to CHI at the time of execution by such party of this Agreement.

    Any party may, by notice given in accordance with this section to the other parties, designate another address or person for receipt of notices hereunder.

    IN WITNESS HEREOF, the parties have executed a counterpart signature page of this Agreement as of the date first above written.

CHI:                 CAPSTAR HOTEL INVESTORS, INC.

                     By:  /s/Paul W. Whetsell
                          --------------------
                          Paul W. Whetsell
                          President

Exchanging Entities:      ACADIA/EQUISTAR PARTNERS, L.P.,

                   By: Acadia Partners, L.P.,
                       General Partner

                         By: Acadia FW Partners, L.P.,
                             General Partner

                             By: Acadia MGP Inc.,
                                 Managing General Partner

                                 By:  /s/Daniel L. Doctoroff
                                      Daniel L. Doctoroff
                                      Executive Vice President

NEW EQUISTAR ASSOCIATES, L.L.C.

By: New CapStar Group I, L.L.C.,
    Member

By:   /s/Paul W. Whetsell
      Paul W. Whetsell
      Managing Member

By: Acadia/EquiStar Partners, L.P.,
    Member

    By: Acadia Partners, L.P.,
        General Partner

        By: Acadia FW Partners, L.P.,
            General Partner

            By: Acadia MGP, Inc.,
                Managing General Partner

                By:  /s/Daniel L. Doctoroff
                     -------------------------
                     Daniel L. Doctoroff
                     Executive Vice President

CHERWELL INVESTORS, INC.

By:   /s/Daniel L. Doctoroff
      -----------------------
      Daniel L. Doctoroff
      Vice President

WMB HOTEL ASSOCIATES, L.L.C.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      Managing Member

CAPSTAR EXECUTIVE INVESTORS I, L.L.C.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      Managing Member

PENOBSCOT/CAPSTAR PARTNERS, L.P.

By: Penobscot Partners, L.P.,
    General Partner

    By: PTJ Merchant Banking Partners, L.P.,
        General Partner

       By: PTJ, Inc.,
           Managing General Partner

            By:  /s/Daniel L. Doctoroff
                 -----------------------
                 Daniel L. Doctoroff
                 Executive Vice President

NEW MANAGEMENT ASSOCIATES, L.L.C.

By: New CapStar Group II, L.L.C.,
    Member

By:  /s/Paul W. Whetsell
      -----------------------
     Paul W. Whetsell
     Managing Member

By: Penobscot/CapStar Partners, L.P.,
    Member

    By: Penobscot Partners, L.P.,
        General Partner

        By: PTJ Merchant Banking Partners, L.P.,
            General Partner

           By: PTJ, Inc.,
               Managing General Partner

               By: /s/Daniel L. Doctoroff
                   -----------------------
                   Daniel L. Doctoroff
                   Executive Vice President

MC INVESTMENT CORPORATION

By:   /s/Daniel L. Doctoroff
      -----------------------
      Daniel L. Doctoroff
      Executive Vice President

CAPSTAR EQUITY ASSOCIATES

By: CapStar Hotels, Inc.,
    Partner

      By:  /s/Paul W. Whetsell
           -----------------------
           Paul W. Whetsell
           President

By:  Latham Hotels, Inc.,
     Partner

      By:  /s/Paul W. Whetsell
           -----------------------
           Paul W. Whetsell
           President

CAPSTAR GP CORP.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      President

CAPSTAR EXECUTIVE INVESTORS II, L.L.C.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      Managing Member

Existing Owners:     PENOBSCOT/CAPSTAR PARTNERS, L.P.,

                     By: Penobscot Partners, L.P.,
                         General Partner

                         By: PTJ Merchant Banking Partners, L.P.,
                             General Partner

                             By: PTJ, Inc.,
                                 Managing General Partner

                                 By: /s/Daniel L. Doctoroff
                                     -----------------------
                                     Daniel L. Doctoroff
                                     Executive Vice President

                     OHP EQUISTAR, L.P.

                     By: Oak Hill Partners, Inc.,
                         General Partner

                         By:  /s/Daniel L. Doctoroff
                              -----------------------
                              Daniel L. Doctoroff
                              Executive Vice President

                     OHP EQUISTAR II, L.P.

                     By: Oak Hill Partners, Inc.
                         General Partner

                         By:  /s/Daniel L. Doctoroff
                              -----------------------
                              Daniel L. Doctoroff
                              Executive Vice President

                     PENOBSCOT PARTNERS, L.P.

                     By: PTJ Merchant Banking Partners, L.P.,
                         General Partner

                         By: PTJ, Inc.,
                             Managing General Partner

                             By: /s/Daniel L. Doctoroff
                                 -----------------------
                                 Daniel L. Doctoroff
                                 Executive Vice President

FWHY COINVESTMENTS VIII PARTNERS, L.P.

By: Group 31, Inc.,
    General Partner

    By:  /s/ W. Robert Cotham
         -----------------------
          W. Robert Cotham
          Vice President

ACADIA/EQUISTAR PARTNERS, L.P.

By: Acadia Partners, L.P.,
    General Partner

    By: Acadia FW Partners, L.P.,
        General Partner

        By: Acadia MGP, Inc.,
            Managing General Partner

             By:  /s/Daniel L. Doctoroff
                  -----------------------
                  Daniel L. Doctoroff
                  Executive Vice President

CAPSTAR HOTELS, INC.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      President

LATHAM HOTELS, INC.

By:   /s/Paul W. Whetsell
      -----------------------
      Paul W. Whetsell
      President

                         INDEX TO EXHIBITS*

A    Exchanging Entities
B    Existing Owners
C    Form of Registration Rights Agreement

                                                                       EXHIBIT A

                     EXCHANGING ENTITIES
                     ------------------

A.    CAPSTAR MANAGEMENT COMPANY, L.P.
      -------------------------------



      Exchanging Entity                   % of Partnership
      -----------------                   ---------------
                                             Allocation
                                             ---------

      Penobscot/CapStar Partners L.P.        44.2346

      New Management Associates, L.L.C.      29.4529

      MC Investment Corporation                .0056

      CapStar Equity Associates              23.8751

      CapStar GP Corp.                         .8566

      CapStar Executive Investors II, L.L.C.  1.575



B.    EQUISTAR HOTEL INVESTORS, L.P.

      Exchanging Entity                     %of EquiStar
      -----------------                     -----------
                                             Allocation
                                             ---------

      Acadia/EquiStar Partners, L.P.          83.8

      New EquiStar Associates, L.L.C.          4.878

      Cherwell Investors Inc.                  1.0

      WMB Hotel Associates, L.L.C.             1.8095

      CapStar Executive Investors I, L.L.C.    8.5125

                                                                       EXHIBIT B

                       EXISTING OWNERS
                       --------------

A.    NEW EQUISTAR ASSOCIATES, L.L.C.



     Existing Owner                           % of Liquidating
     --------------                           ---------------
                                             Entity's Allocation
                                             ------------------

     New CapStar Group I, L.L.C.                 64.807
     Acadia/EquiStar Partners, L.P.              35.193

B.   ACADIA/EQUISTAR PARTNERS, L.P.

     A number of Shares allocable to Acadia/EquiStar Partners, L.P. determined by dividing the "Preferred Amount" (as defined below) by the price per share to public in the Initial Public Offering shall be allocated to Acadia Partners, L.P. and the balance of the shares allocable to Acadia/EquiStar Partners, L.P. shall be allocated to its Existing Owners (including Acadia Partner, L.P.) as follows:

       Existing Owner                         % of Remainder of
       --------------                         ----------------
                                              Liquidating Entity's
                                              -------------------
                                              Allocation
                                              ---------

       OHP EquiStar, L.P.                        16.20
       OHP EquiStar II, L.P.                      1.30
       Acadia Partners, L.P.                     65.00
       FWHY Coinvestments VIII Partners, L.P.    17.50

     For purposes hereof, the "Preferred Amount" shall mean $46,930,887.04, plus interest accrued thereon from June 30, 1996 at an annual rate of 14%, compounded quarterly, as of the last day of the month immediately preceding the month in which the Closing takes place.

C.    NEW MANAGEMENT ASSOCIATES, L.L.C.

      Existing Owner                     % of Liquidating
      --------------                     ---------------
                                         Entity's Allocation
                                         ------------------

      New CapStar Group II, L.L.C.                44.05
      Penobscot/CapStar Partners, L.P.            55.95

D.    PENOBSCOT/CAPSTAR PARTNERS, L.P.

       Existing Owner                    % of Liquidating
       --------------                    ---------------
                                         Entity' s Allocation
                                         -------------------

       OHP EquiStar, L.P.                          0.0014
       OHP EquiStar II, L.P.                      17.4986
       Penobscot Partners, L.P.                   65.00
       FWHY Coinvestments VIII Partners, L.P.     17.50

E.    CAPSTAR EQUITY ASSOCIATES

       Existing Owner                     % of Liquidating
       --------------                     ---------------
                                          Entity's Allocation
                                          ------------------

    CapStar Hotels, Inc.                          85.0
    Latham Hotels, Inc.                           15.0